EXHIBIT 4.1

FRONT OF CERTIFICATE
Number MPC -	MOD-PAC CORP. Logo	Shares COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 607495 10 8

MOD-PAC CORP.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF ONE CENT ($0.01) PAR VALUE, OF THE COMMON STOCK OF

MOD-PAC CORP.

(hereinafter called the "Corporation") transferable on the books of the Corporation by said owner in person or by his duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Restated Certificate of Incorporation and By-laws of the Corporation, as amended, (copies of which are on file at the office of the Transfer Agent of the Corporation), to which reference is hereby expressly made and to all of which the holder hereof, by acceptance of this certificate hereby assents.

This certificate is not valid unless countersigned by the Transfer Agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
/s/ C. ANTHONY RIDER		/s/ DANIEL G. KEANE

SECRETARY	[SEAL]	PRESIDENT

COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY TRANSFER AGENT AND REGISTRAR

Authorized Signature

BACK OF CERTIFICATE

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	-		Custodian
TEN ENT	-	as tenants by the entireties			(Cust)		(Minor)
JT TEN	-	as joint tenants with right of			under Uniform Gifts to Minors
		survivorship and not as tenants			Act
		in common			(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________

________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER